MAXTOR CORPORATION

                                         AND

                         STATE STREET BANK AND TRUST COMPANY

                                       Trustee


                          ---------------------------------

                            FIRST SUPPLEMENTAL INDENTURE

                            Dated as of January 11, 1996


                Supplementing the Indenture Dated as of March 1, 1987

                             Between Maxtor Corporation

                                         and

                  Security Pacific National Bank, as succeeded by
                    State Street Bank and Trust Company, Trustee


                          ----------------------------------


                 5-3/4% Convertible Subordinated Debentures due 2012
FIRST SUPPLEMENTAL INDENTURE, dated as of January 11, 1996 (this
"Supplemental Indenture"), among MAXTOR CORPORATION, a Delaware corporation (the "Company") and STATE STREET BANK AND TRUST COMPANY, a national banking association organized and existing under the laws of the United States of
America, as Trustee (the "Trustee") under the Indenture (as defined below).

                                W I T N E S S E T H:

       WHEREAS, the Company has duly issued its 5-3/4% Convertible
Subordinated
Debentures due 2012 (the "Debentures") pursuant to an Indenture, dated as of March 1,
1987, between the Company and the Trustee (the "Original Indenture," the
Original
Indenture as amended by this Supplemental Indenture is hereinafter referred to as the
"Indenture");

       WHEREAS, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of November 2, 1995 by and among Hyundai Electronics America
("Hyundai"), Hyundai Acquisition, Inc., a wholly-owned subsidiary of Hyundai ("Sub"), and Maxtor, Sub will be merged with and into Maxtor which will be the surviving corporation and a wholly-owned subsidiary of Hyundai (the "Merger") effective as of the effective time of the Merger (the "Effective Time");

       WHEREAS, pursuant to the Merger Agreement, as of the Effective Time, each issued and outstanding share of the Maxtor Common Stock will be converted into the right to receive a cash payment of $6.70 per share (the "Offer Price");

       WHEREAS, Section 1310 of the Indenture provides that in the event of a merger of Maxtor with another corporation, then Maxtor or the successor corporation, as the case may be, shall execute with the Trustee a supplemental indenture providing that the
Debentures are convertible only into the kind and amount of securities, cash or other property receivable upon such merger by a holder of a number of shares of Common
Stock issuable upon conversion of such Debentures immediately prior to such merger;

       WHEREAS, Section 901 of the Indenture provides that Maxtor, when authorized by the resolutions of the Board of Directors, and the Trustee may enter into a supplemental indenture to make provision with respect to the conversion rights of the holders of Debentures pursuant to the requirements of Section 1310 without the consent of the holders of any of the Debentures at the time outstanding;

       WHEREAS, on November 2, 1995, the Company's Board of Directors approved this Supplemental Indenture;

       WHEREAS, all acts and things necessary to make this Supplemental Indenture a valid instrument legally binding on the Company for the purposes expressed herein, in accordance with its terms, have been done and performed;

       NOW, THEREFORE, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the
Debentures, as follows:


                                      ARTICLE I

                              Conversion of Debentures

       Section 1.1.  As of the Effective Time, in accordance with Section
1310 and
Article Eight of the Indenture, Section 1301 is hereby amended to read in its entirety as follows:

       "Section 1301.  Conversion Privilege and Conversion Price.

             Subject to and upon compliance with the provision of this Article, at the option of the Holder thereof, any Debenture or any portion of the principal amount thereof which is $1,000 or any integral multiple of $1,000 may be converted at the principal amount thereof, or of such portion thereof, into a cash payment equal to $6.70 times the number of shares of Common Stock of the
       Company (calculated as to each conversion to the nearest 1/100 of a share) into which such Debenture or any portion of the principal amount thereof is convertible into, at the conversion price, determined as hereinafter provided, in
       effect at the time of conversion. Such conversion right shall expire at the close of business on March 1, 2012. In case a Debenture or portion thereof is called for redemption, such conversion right in respect of the Debenture or portion so called shall expire at the close of business on the business day prior to the Redemption
       Date, unless the Company defaults in making the payment due upon redemption.

             The price at which shares of Common Stock shall be delivered upon conversion (herein called the "conversion price") shall be initially $40.00 per share of Common Stock. The conversion price shall be adjusted in certain instances as provided in paragraphs (1), (2), (3), (4), (7) and (8) of Section
1304."

                                     ARTICLE II

                               Notation on Debentures

       Notwithstanding the changes and modifications contained in this Supplemental
Indenture, the Company need not exchange outstanding Debentures for new Debentures modified as to reflect the substance of this Supplemental Indenture, but, in accordance with Section 906 of the Indenture, Debentures authenticated and delivered after the
Effective Time shall bear a notation in form approved by the Trustee for the purpose of reflecting the provisions of this Supplemental Indenture.


ARTICLE III

                                    Miscellaneous

       Section 3.1. If for any reason any provision of this Supplemental Indenture shall be determined to be unenforceable or invalid, the remaining provisions of this
Supplemental Indenture shall nevertheless be fully enforceable and valid as if the unenforceable or invalid provision had been originally deleted.

       Section 3.2. This Supplemental Indenture shall be governed by the laws of the
State of New York applicable to contracts made and wholly performed within the State of New York.

       Section 3.3. Except as expressly amended by this Supplemental Indenture, the
Indenture shall continue in full force and effect in accordance with its terms.

       Section 3.4 The recitals contained herein, except the Trustee's certificates of authentication, shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustees makes no representations as to the validity or sufficiency of this Supplemental Indenture.

       Section 3.5. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly signed, and their respective corporate seals to be hereunto affixed and attested, as of the date first written above.


                                       MAXTOR CORPORATION

[SEAL]

                                       By:
                                          Name:
                                          Title:

Attest:


By:
   Name:
   Title:



                                       STATE STREET BANK AND
                                       TRUST COMPANY

[SEAL]

                                       By:
                                          Name:
                                          Title:

Attest:


By:
   Name:
   Title: